________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 24, 2007

          STARM Mortgage Loan Trust 2007-4
(Exact Name of Issuing Entity)

          GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

          GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

          SunTrust Mortgage, Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-132809	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                                      None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of STARM Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-132809) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $768,796,200 aggregate principal amount of the Class 1A1, Class 1A2, Class 2A1, Class 2X, Class 2A2, Class 2A3, Class 3A1, Class 3A2, Class 4A1, Class 4A2, Class M, Class B1, Class B2, Class B3, Class R and Class RC Certificates (the “Publicly Offered Certificates”) on September 24, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 13, 2007, as supplemented by the Prospectus Supplement dated September 21, 2007, to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of September 1, 2007, among GS Mortgage Securities Corp., as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, N.A., as securities administrator and master servicer, Deutsche Bank National Trust Company, as trustee (the “Trustee”) and SunTrust Bank, as custodian, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, September 2007 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2. The “Certificates” consist of the Publicly Offered Certificates and the Class B4, Class B5 and Class B6 Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $777,347,152 as of September 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Sales of Securities and Use of Proceeds.

On September 24, 2007, the following classes of certificates in the following amounts were sold by the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B4	$4,275,000
Class B5	$1,166,000
Class B6	$3,109,952

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.5.1
Master Servicing and Trust Agreement dated as of September 1, 2007, among GS Mortgage Securities Corp., as depositor (the “Depositor”), Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacity, the “Master Servicer”), Deutsche Bank National Trust Company, as Trustee and SunTrust Bank, as custodian (the “Custodian”)

4.5.2	Standard Terms to Master Servicing and Trust Agreement (September 2007 Edition)

99.1	Sale and Servicing Agreement dated as of September 1, 2007, between the Depositor and SunTrust Mortgage, Inc.

99.2	Assignment, Assumption and Recognition Agreement, dated as of September 1, 2007, among the Depositor, SunTrust Mortgage, Inc. and the Trustee, and as acknowledged by the Master Servicer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Greg Finck
Name: Greg Finck
Title: Vice President

Dated: September 24, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.5.1
Master Servicing and Trust Agreement dated as of September 1, 2007, among GS Mortgage Securities Corp., as depositor (the “Depositor”), Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacity, the “Master Servicer”), Deutsche Bank National Trust Company, as Trustee and SunTrust Bank, as custodian (the “Custodian”)

4.5.2	Standard Terms to Master Servicing and Trust Agreement (September 2007 Edition)

99.1	Sale and Servicing Agreement dated as of September 1, 2007, between the Depositor and SunTrust Mortgage, Inc.

99.2	Assignment, Assumption and Recognition Agreement, dated as of September 1, 2007, among the Depositor, SunTrust Mortgage, Inc. and the Trustee, and as acknowledged by the Master Servicer